UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 27, 2004

NATIONAL PROCESSING, INC.

(Exact Name of Registrant as Specified in Charter)

Ohio	1-11905	61-1303983

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1900 East Ninth Street, Cleveland, Ohio	44114-3484

(Address of Principal Executive Offices)	(Zip Code)

(216) 222-3368

(Registrant’s telephone number, including area code)

Item 5. Other Events and Required FD Disclosure

     In response to press reports, National Processing, Inc. announced that its board of directors is reviewing the company’s various strategic alternatives. The press release is attached as exhibit 99 to this Form 8-K and incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(a)	Financial Statements of Businesses Acquired: Not applicable

(b)	Pro Forma Financial Information: Not applicable

(c)	Exhibits: 99 – News Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

National Processing, Inc.

(Registrant)

Dated: May 28, 2004	By	/s/ Carlton E. Langer

Carlton E. Langer
Secretary

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